Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingent Liabilities
20.	Commitments and Contingent Liabilities
Commitments
At December 31, 2022, commitments outstanding for the purchase of property, plant and equipment approximated ¥101,351 million, and commitments outstanding for the purchase of parts and raw materials approximated ¥287,591 million.

Guarantees
Canon occupies sales offices and other facilities under lease arrangements accounted for as operating leases. Deposits mainly for restoration made under such arrangements aggregated ¥10,086 million and ¥10,812 million at December 31, 2022 and 2021, respectively, and are included in noncurrent receivables in the accompanying consolidated balance sheets.
Canon provides guarantees for its employees, affiliates and other companies. The guarantees for the employees are principally made for their housing loans. The guarantees for affiliates and other companies are made for their lease obligations and bank loans to facilitate financing.
Canon would have to perform under a guarantee if the borrower defaults on a payment within the contract terms. The contract terms are 1 year to 12 years in case of employees with housing loans, and 1 year to 6 years in case of affiliates and other companies with lease obligations and bank loans. The maximum amount of undiscounted payments Canon would have had to make in the event of default is ¥1,535 million at December 31, 2022. The carrying amounts of the liabilities recognized for Canon’s obligations as a guarantor under those guarantees at December 31, 2022 were not significant.
Canon also offers assurance-type warranties under which it generally guarantees the performance of products delivered and services rendered for a certain period or term. Estimated product warranty costs are recorded at the time revenue is recognized and are included in selling, general and administrative expenses in the accompanying consolidated statements of income. Estimates for accrued product warranty costs are based on historical experience. Accrued product warranty costs are included in accrued expenses in the accompanying consolidated balance sheets and the changes for the years ended December 31, 2022 and 2021 are summarized as follows:

	Years ended December 31
	2022	2021

	(Millions of yen)
Balance at beginning of the year	16,949	14,300
Additions	19,678	15,687
Utilization	(14,934)	(11,928)
Other	(806)	(1,110)

Balance at end of the year	20,887	16,949

Legal proceedings
Canon is involved in various claims and legal actions arising in the ordinary course of business. Canon has recorded provisions for liabilities when it is probable that liabilities have been incurred and the amount of loss can be reasonably estimated. Canon reviews these provisions at least quarterly and adjusts these provisions to reflect the impact of the negotiations, settlements, rulings, advice of legal counsel and other information and events pertaining to a particular case. Based on its experience, although litigation is inherently unpredictable, Canon believes that any damage amounts claimed in outstanding matters are not a meaningful indicator of Canon’s potential liability. In the opinion of management, any reasonably possible range of losses from outstanding matters would not have a material adverse effect on Canon’s consolidated financial position, results of operations, and cash flows.